Exhibit 99.1
News

Investor and Media Contact:
Peggy Reilly Tharp, Caleres
(314) 854-4134, ptharp@caleres.com

Caleres Reports Second Quarter 2016 Results
Company maintaining FY’16 EPS guidance

ST. LOUIS, August 30, 2016 - Caleres (NYSE: CAL, caleres.com), a diverse portfolio of global footwear brands which fit people’s lives, today reported second quarter 2016 financial results.

Consolidated Results
Second Quarter

•	Net sales of $622.9 million, down 2.3% due to a challenging retail environment

•	Gross margin up 47 basis points to 41.7%, driven by both Famous Footwear and Brand Portfolio

•	SG&A spend flat year-over-year, reflecting continued operational investments offset by reductions in expense

•	Diluted EPS of $0.46, including continued investments for long-term growth

•	Tax rate of 32.3% versus 26.5% in the prior year

•	Cash and equivalents of $165.7 million, up $36.4 million year-over-year

•	Inventory up approximately 1%, ahead of the key back-to-school selling season
First Half

•	Net sales of $1,207.7 million, down 2.6% due in part to planned reductions in Healthy Living sales

•	Gross margin up 78 basis points to 42.0%, partially benefitting from the exit of some lower margin categories

•	SG&A spend up approximately $1 million year-over-year, including operational investments

•	Diluted EPS of $0.86

•	Cash from operations of $108.6 million

“Our second quarter results show the benefit of good execution during a challenging environment, as we improved gross margin, maintained SG&A spend, and continued to invest for long-term growth” said Diane Sullivan, CEO, president and chairman of Caleres. “At 41.7%, gross margin was up nearly 50 basis points, with both Famous Footwear and Brand Portfolio contributing to this improvement.”

Second Quarter Segment Results
Famous Footwear

•	Same-store-sales down 1.1%, with positive conversion in-store and on-line unable to offset the decline in retail traffic

•	Gross margin up 14 basis points to 45.5%, with improvement for seasonal styles in a less promotional environment

•	Inventory up 3.4% on an average store basis, with increases in key back-to-school styles

•	Opened 11 new stores

Brand Portfolio

•	Sales down 3.8%, with strength at Contemporary Fashion unable to offset weakness at Healthy Living

•	Gross margin up 85 basis points to 35.3%, benefitting from improved channel mix

•	Inventory down approximately 4%, with continued focus on inventory management

First Half Segment Results
Famous Footwear

•	Same-store-sales down 0.1%

•	Gross margin down 14 basis points to 45.9%, reflecting higher shipping costs related to increased sales at famous.com

•	Opened 21 new stores
Brand Portfolio

•	Sales down 6.5%, with strength in Contemporary Fashion unable to offset expected declines in Healthy Living

•	Gross margin up ~180 basis points to 35.6%, partially benefitting from the exit of some lower margin categories

“While realistic about the retail environment for the second half of the year, we are maintaining our fiscal 2016 EPS guidance,” said Ken Hannah, chief financial officer of Caleres.  “As we did in the second quarter, we will continue to expand our gross margin and to manage the areas within our control - such as our inventory and our SG&A - to deliver bottom-line results.”

Outlook for 2016

Consolidated net sales	$2.57B to $2.60B
Famous Footwear same-store-sales	Flat to up low-single digits
Brand Portfolio sales	Flat to down low-single digits
Gross margin	Up 25 to 35 bps
SG&A as a percent of revenue	Down 5 to 15 bps
Effective tax rate	30% to 32%
Earnings per diluted share	$2.00 to $2.10
Capital expenditures	~$70 million

Shareholder Distributions
During the second quarter, Caleres repurchased 450,000 shares of CAL common stock for a total of ~$11 million. On August 24, 2016, the company declared a quarterly dividend of $0.07 per share, payable October 3, 2016, to shareholders of record as of September 19, 2016. This dividend will be the 374th consecutive quarterly dividend paid by the company.

Investor Conference Call
Caleres will host an investor conference call at 4:45 p.m. ET today, Tuesday, August 30, 2016. The webcast and slides will be available at investor.caleres.com/news/events. A live conference call will be available at (877) 217-9089 for analysts in North America or (706) 679-1723 for international analysts by using the conference ID 64114190. A replay will be available at investor.caleres.com/news/events/archive for a limited period. Investors may also access the replay by dialing (855) 859-2056 in North America or (404) 537-3406 internationally and using the conference ID 64114190 through Tuesday, September 13, 2016.

Definitions
All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Caleres, Inc. and diluted earnings per common share attributable to Caleres, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Non-GAAP Financial Measures
In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future gross profit, operating earnings, net earnings and earnings per diluted share adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially.  These risks include (i) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions; (ii) rapidly changing fashion trends and purchasing patterns; (iii) intense competition within the footwear industry; (iv) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the Company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (v) the ability to accurately forecast sales and manage inventory levels; (vi) cybersecurity threats or other major disruption to the Company’s information technology systems; (vii) customer concentration and increased consolidation in the retail industry; (viii) a disruption in the Company’s distribution centers; (ix)  the ability to recruit and retain senior management and other key associates; (x) foreign currency fluctuations;  (xi) compliance with applicable laws and standards with respect to labor, trade and product safety issues; (xii) the ability to secure/exit leases on favorable terms; (xiii) the ability to maintain relationships with current suppliers;  (xiv) the ability to attract, retain, and maintain good relationships with licensors and protect intellectual property rights; and (xv) changes to federal overtime regulations could increase the Company’s payroll costs. The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended January 30, 2016, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

# # #

About Caleres
Caleres is a diverse portfolio of global footwear brands, which fit people’s lives:  Family, Healthy Living and Contemporary Fashion.  Our products are available virtually everywhere - in the over 1,200 retail stores we operate, in hundreds of major department and specialty stores, on our branded ecommerce sites, and on many additional third-party retail websites.  Famous Footwear and Famous.com serve as our Family brands. Our Contemporary Fashion brands include Sam Edelman, Franco Sarto, Vince, Via Spiga, Diane von Furstenberg, Fergie Footwear and Carlos Santana.  Naturalizer, Dr. Scholl's, LifeStride, Bzees and Ryka represent our Healthy Living brands. Combined, these brands help make Caleres a company with both a legacy and a mission.  Our legacy is our more than 130 years of craftsmanship, our passion for fit and our business savvy, while our mission is to continue to inspire people to feel good feet first.  Visit caleres.com to learn more about us.

SCHEDULE 1

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)
	Thirteen Weeks Ended		Twenty-six Weeks Ended
(Thousands, except per share data)	July 30, 2016	August 1, 2015	July 30, 2016	August 1, 2015
Net sales	$622,937	$637,834	$1,207,670	$1,240,117
Cost of goods sold	363,382	375,039	700,322	728,796
Gross profit	259,555	262,795	507,348	511,321
Selling and administrative expenses	227,297	227,061	446,347	445,251
Operating earnings	32,258	35,734	61,001	66,070
Interest expense	(3,479)	(4,345)	(7,089)	(8,808)
Loss on early extinguishment of debt	—	(8,690)	—	(8,690)
Interest income	310	238	557	542
Earnings before income taxes	29,089	22,937	54,469	49,114
Income tax provision	(9,410)	(6,074)	(16,912)	(12,860)
Net earnings	19,679	16,863	37,557	36,254
Net (loss) earnings attributable to noncontrolling interests	(89)	38	6	168
Net earnings attributable to Caleres, Inc.	$19,768	$16,825	$37,551	$36,086

Basic earnings per common share attributable to Caleres, Inc. shareholders	$0.46	$0.38	$0.87	$0.82

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$0.46	$0.38	$0.86	$0.82

Basic number of shares	42,043	42,325	42,238	42,319
Diluted number of shares	42,185	42,448	42,389	42,455

SCHEDULE 2

CALERES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
	July 30, 2016	August 1, 2015	January 30, 2016
(Thousands)
ASSETS
Cash and cash equivalents	$165,729	$129,345	$118,151
Restricted cash	—	41,482	—
Receivables, net	144,309	144,213	153,664
Inventories, net	648,881	641,128	546,745
Prepaid expenses and other current assets	30,190	41,002	56,505
Total current assets	989,109	997,170	875,065

Property and equipment, net	186,776	150,839	179,010
Goodwill and intangible assets, net	129,060	132,737	130,899
Other assets	115,448	142,646	118,349
Total assets	$1,420,393	$1,423,392	$1,303,323

LIABILITIES AND EQUITY
Current portion of long-term debt	$—	$39,157	$—
Trade accounts payable	358,751	382,626	237,802
Other accrued expenses	142,085	135,117	152,497
Total current liabilities	500,836	556,900	390,299

Long-term debt	196,774	195,919	196,544
Deferred rent	47,452	40,981	46,506
Other liabilities	60,566	60,364	67,502
Total other liabilities	304,792	297,264	310,552

Total Caleres, Inc. shareholders’ equity	613,787	568,345	601,484
Noncontrolling interests	978	883	988
Total equity	614,765	569,228	602,472
Total liabilities and equity	$1,420,393	$1,423,392	$1,303,323

SCHEDULE 3

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
	(Unaudited)
	Twenty-six Weeks Ended
(Thousands)	July 30, 2016	August 1, 2015
OPERATING ACTIVITIES:
Net cash provided by operating activities	$108,564	$101,255

INVESTING ACTIVITIES:
Capital expenditures	(27,443)	(24,872)
Proceeds from disposal of property and equipment	—	7,111
Capitalized software	(3,778)	(2,698)
Net cash used for investing activities	(31,221)	(20,459)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	103,000	86,000
Repayments under revolving credit agreement	(103,000)	(86,000)
Proceeds from issuance of 2023 senior notes	—	200,000
Redemption of 2019 senior notes	—	(160,700)
Restricted cash	—	(41,482)
Debt issuance costs	—	(3,650)
Dividends paid	(6,089)	(6,135)
Acquisition of treasury stock	(23,139)	(4,921)
Issuance of common stock under share-based plans, net	(4,086)	(4,428)
Tax benefit related to share-based plans	3,248	2,838
Net cash used for financing activities	(30,066)	(18,478)
Effect of exchange rate changes on cash and cash equivalents	301	(376)
Increase in cash and cash equivalents	47,578	61,942
Cash and cash equivalents at beginning of period	118,151	67,403
Cash and cash equivalents at end of period	$165,729	$129,345

SCHEDULE 4

CALERES, INC.
RECONCILIATION OF NET EARNINGS AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)
	Thirteen Weeks Ended
	July 30, 2016			August 1, 2015
(Thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share

GAAP earnings		$19,768	$0.46		$16,825	$0.38

Charges/other items:
Loss on early extinguishment of debt	$—	—	—	8,690	5,281	0.12
Total charges/other items	$—	$—	$—	$8,690	$5,281	$0.12
Adjusted earnings		$19,768	$0.46		$22,106	$0.50

	(Unaudited)
	Twenty-six Weeks Ended
	July 30, 2016			August 1, 2015
(Thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share

GAAP earnings		$37,551	$0.86		$36,086	$0.82

Charges/other items:
Loss on early extinguishment of debt	$—	—	—	8,690	5,281	0.12
Total charges/other items	$—	$—	$—	$8,690	$5,281	$0.12
Adjusted earnings		$37,551	$0.86		$41,367	$0.94

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT
(Unaudited)

SUMMARY FINANCIAL RESULTS

	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	July 30, 2016	August 1, 2015	July 30, 2016	August 1, 2015	July 30, 2016	August 1, 2015	July 30, 2016	August 1, 2015
Net sales	$390,123	$395,873	$232,814	$241,961	$—	$—	$622,937	$637,834
Gross profit	$177,437	$179,510	$82,118	$83,285	$—	$—	$259,555	$262,795
Gross profit rate	45.5%	45.3%	35.3%	34.4%	—%	—%	41.7%	41.2%
Operating earnings	$22,604	$27,672	$17,463	$16,005	$(7,809)	$(7,943)	$32,258	$35,734
Operating earnings %	5.8%	7.0%	7.5%	6.6%	—%	—%	5.2%	5.6%
Same-store sales % (on a 13-week basis)	(1.1)%	0.1%	(8.2)%	(5.2)%	—%	—%	—%	—%
Number of stores	1,044	1,044	167	163	—	—	1,211	1,207

	Twenty-six Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	July 30, 2016	August 1, 2015	July 30, 2016	August 1, 2015	July 30, 2016	August 1, 2015	July 30, 2016	August 1, 2015
Net sales	$754,719	$755,893	$452,951	$484,224	$—	$—	$1,207,670	$1,240,117
Gross profit	$346,115	$347,724	$161,233	$163,597	$—	$—	$507,348	$511,321
Gross profit rate	45.9%	46.0%	35.6%	33.8%	—%	—%	42.0%	41.2%
Operating earnings	$48,358	$55,632	$27,085	$27,065	$(14,442)	$(16,627)	$61,001	$66,070
Operating earnings %	6.4%	7.4%	6.0%	5.6%	—%	—%	5.1%	5.3%
Same-store sales % (on a 26-week basis)	(0.1)%	0.9%	(5.1)%	(3.9)%	—%	—%	—%	—%
Number of stores	1,044	1,044	167	163	—	—	1,211	1,207

SCHEDULE 6

CALERES, INC.
BASIC AND DILUTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Twenty-six Weeks Ended
(Thousands, except per share data)	July 30, 2016	August 1, 2015	July 30, 2016	August 1, 2015

Net earnings attributable to Caleres, Inc.:
Net earnings	$19,679	$16,863	$37,557	$36,254
Net loss (earnings) attributable to noncontrolling interests	89	(38)	(6)	(168)
Net earnings allocated to participating securities	(523)	(544)	(1,014)	(1,195)
Net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$19,245	$16,281	$36,537	$34,891

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	42,043	43,325	42,238	42,319
Dilutive effect of share-based awards	142	123	151	136
Diluted common shares attributable to Caleres, Inc.	42,185	43,448	42,389	42,455

Basic earnings per common share attributable to Caleres, Inc. shareholders	$0.46	$0.38	$0.87	$0.82

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$0.46	$0.38	$0.86	$0.82

SCHEDULE 7

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Twenty-six Weeks Ended
(Thousands, except per share data)	July 30, 2016	August 1, 2015	July 30, 2016	August 1, 2015

Adjusted net earnings attributable to Caleres, Inc.:
Adjusted net earnings	$19,679	$22,144	$37,557	$41,535
Net loss (earnings) attributable to noncontrolling interests	89	(38)	(6)	(168)
Net earnings allocated to participating securities	(523)	(715)	(1,014)	(1,370)
Adjusted net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$19,245	$21,391	$36,537	$39,997

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	42,043	42,325	42,238	42,319
Dilutive effect of share-based awards	142	123	151	136
Diluted common shares attributable to Caleres, Inc.	42,185	42,448	42,389	42,455

Basic adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.46	$0.51	$0.87	$0.95

Diluted adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.46	$0.50	$0.86	$0.94